UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    _________________________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  January 8, 2003
                       ___________________________________
                             VICTOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)
     Idaho                                         91-078484114
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                  Identification No.)

                4810 NORTH WORNATH ROAD, MISSOULA, MONTANA 59804
                                 (406) 251-8501
                    (Address of principal executive offices)
                ________________________________________________

                                 Carson Coleman
                                       CEO
                             4810 North Wornath Road
                             Missoula, Montana 59804
                     (Name and address of agent for service)
                                  406-251-8501
          (Telephone number, including area code of agent for service)


Item 5. Other Events.

     As of December 20, 2002, the Victor Industries, Inc. (the Company) Board of Directors, in reliance on State of Idaho statute Title 30-1-02 and the Company Articles of Incorporation, have voted unanimously to increase the number of authorized common shares from 200,000,000 to 1,000,000,000 shares.

VICTOR INDUSTRIES, INC.
January 8, 2003
/s/ Carson Coleman
--------------------
Carson Coleman, CEO